UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2007

MedQuist Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ	08054
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 206-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

                                Officers; Compensatory Arrangements of Certain Officers.

(e)

Management Bonus Plan for 2006

All of the executive officers of MedQuist Inc. (“we” or “us”) had the opportunity to earn an annual bonus under our Management Bonus Plan for 2006 (the “Bonus Plan”) in the event that we and the executive officers both attained pre-established Bonus Plan target objectives.  Although we did not meet the pre-established Bonus Plan target objectives for 2006, the Compensation Committee of our Board of Directors (the “Board”) approved a recommendation to the Board to make discretionary bonus payments equal to fifty percent (50%) of each executive officer’s bonus eligibility under the Bonus Plan. Based upon the Compensation Committee’s recommendation, the Board on February 7, 2007 approved discretionary bonus payments to our executive officers as set forth in the table below.

Name	Title	Bonus Award
Howard S. Hoffmann	Chief Executive Officer	—	(1)
Frank W. Lavelle	President	$125,000
Kathleen Donovan	Chief Financial Officer	$84,375
Linda Reino	Chief Operating Officer	—	(2)
R. Scott Bennett	Senior Vice President, Sales and Marketing	$54,000	(3)
Mark Ivie	Chief Technology Officer	$45,000
Mark R. Sullivan	General Counsel and Chief Compliance Officer	$45,000
Michael Clark	Senior Vice President, Operations	$49,005

(1)          Mr. Hoffmann was not a participant in the Bonus Plan.  The terms and conditions of Mr. Hoffmann’s engagement as our interim Chief Executive Officer, including compensation and bonus eligibility, are set forth in letter agreements between us and Nightingale and Associates, LLC dated July 29, 2004, December 16, 2004, September 12, 2006 and January 8, 2007 (collectively, the “Letter Agreements”) and filed as exhibits to our Current Reports on Form 8-K dated September 29, 2006 and January 12, 2007.

(2)          Ms. Reino’s employment with us did not commence until October 2, 2006.  Accordingly, she was not eligible for participation in the Bonus Plan.

(3)          This amount, which equals one half of Mr. Bennett’s annual target bonus for the year ending December 31, 2006, was guaranteed pursuant to the terms of that certain employment agreement between us and Mr. Bennett dated October 26, 2005 and filed as an exhibit to our Current Report on Form 8-K dated October 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.

Date: February 13, 2007	By: /s/ Howard S. Hoffmann
Name: Howard S. Hoffmann
Title: Chief Executive Officer